UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

December 14, 2012 (December 11, 2012)

BREITBURN ENERGY PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800

Los Angeles, CA 90071

(Address of principal executive office)

(213) 225-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

(i)  On December 13, 2012, John R. Butler, Jr., David B. Kilpatrick, Gregory J. Moroney and Charles S. Weiss, each a member of the board of directors of BreitBurn GP, LLC (the “Company”), entered into the First Amendment (the “First Amendent”) to each of their respective Restricted Phantom Units Directors’ Award Agreements with a grant date of January 29, 2010 (the “Directors’ Award Agreements”). The First Amendment provides that the award of phantom units under the Directors’ Award Agreements will vest and be settled on December 28, 2012 instead of January 1, 2013.

(ii)  On December 13, 2012, each of Halbert S. Washburn, Mark L. Pease and Gregory C Brown entered into the Fourth Amendment (the “Fourth Amendment”) to each of their respective Convertible Phantom Unit Agreements (the “CPU Agreements”). The Fourth Amendment provides that the award of convertible phantom units under the CPU Agreements will vest and be settled on December 28, 2012 instead of January 1, 2013.

       (iii) On December 11, 2012 the Compensation and Governance Committee (the “Committee”) of the board of directors of the Company, the general partner of BreitBurn Energy Partners L.P. (the “Partnership”), approved a partial award of the annual cash payments under its Short-Term Incentive Plan (“STIP”) for the fiscal year ended December 31, 2012 to the named executive officers listed below.  The STIP provides for annual cash payments to eligible employees of BreitBurn Management Company, LLC, including the executive officers.  The STIP is designed to focus employees on the operating and financial performance of the Partnership by linking their annual award payment to company, business unit, team and individual performance.  Set forth below are the partial annual cash payments awarded to the named executive officers by the Partnership.

Executive Officer	Title	2012 Partial STIP Award
Halbert S. Washburn	Chief Executive Officer	$515,625
Mark L. Pease	Chief Operating Officer and Executive V.P.	$281,250
James G. Jackson	Chief Financial Officer and Executive V.P.	$253,125
Gregory C. Brown	General Counsel and Executive V.P.	$253,125

The descriptions of the Fourth Amendment and the First Amendment set forth above are qualified in their entirety by each of those agreements, the forms of which are filed with this Current Report as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Form of First Amendment to Restricted Phantom Units Directors’ Award Agreements.

10.2	Form of Fourth Amendment to Convertible Phantom Unit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BREITBURN GP, LLC,
its general partner

Dated: December 14, 2012	By:	/s/ Gregory C. Brown
Gregory C. Brown
General Counsel and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Form of First Amendment to Restricted Phantom Units Directors’ Award Agreements.

10.2	Form of Fourth Amendment to Convertible Phantom Unit Agreement.